EXHIBIT 99.2: CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350

            In connection with the accompanying Annual Report on Form 10-QSB of Magna-Lab, Inc. for the year ended February 28, 2003, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1) such Annual Report on Form 10-KSB for the year ended February 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in such Annual Report on Form 10-KSB for the year ended February 28, 2003 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.


            May 29, 2003            /s/ Kenneth C. Riscica
                                    --------------------------------------------
                                    Treasurer and Secretary (principal financial
                                    and accounting officer)